                                                                    EXHIBIT 10.1

                    SUBORDINATED LOAN AND SECURITY AGREEMENT

                                  by and among

                              ROUGE STEEL COMPANY,
                                 as the Borrower

                                       and

                             ROUGE INDUSTRIES, INC.
                                  QS STEEL INC.
                            EVELETH TACONITE COMPANY,
                                as the Guarantors

                                       and

                              CLEVELAND-CLIFFS INC
                                  as the Lender

                              Dated: July 12, 2002

                                TABLE OF CONTENTS

                                                                                                               PAGE
1.       LOAN....................................................................................................1

2.       INTERCREDITOR AGREEMENT.................................................................................1

3.       CONDITIONS TO BORROWING.................................................................................1

4.       LOAN TERMS..............................................................................................1

5.       CONDITIONS PRECEDENT....................................................................................2

6.       GUARANTEES..............................................................................................3

7.       GRANT OF SECURITY INTEREST..............................................................................4

8.       INCORPORATION BY REFERENCE..............................................................................5

9.       REPRESENTATIONS AND WARRANTIES..........................................................................5

10.      COVENANTS...............................................................................................5

11.      EVENTS OF DEFAULT; REMEDIES.............................................................................5

12.      U.C.C. FINANCING STATEMENTS.............................................................................7

13.      SUCCESSORS AND ASSIGNS; AMENDMENTS......................................................................7

14.      COUNTERPARTS; EFFECTIVENESS.............................................................................7

15.      MISCELLANEOUS...........................................................................................7

16.      GOVERNING LAW; JURISDICTION.............................................................................8

17.      DEFINITIONS.............................................................................................8


                               INDEX TO SCHEDULES



Schedule A -- Note

Schedule B -- Description of Collateral

Schedule C -- Disclosure Schedule

                    SUBORDINATED LOAN AND SECURITY AGREEMENT

         This Subordinated Loan and Security Agreement (as may be amended from time to time, this "AGREEMENT") is entered into as of July 12, 2002, by and among Rouge Steel Company, a Delaware corporation (the "BORROWER"), Rouge Industries, Inc., a Delaware corporation ("RII"), QS Steel Inc., a Michigan corporation ("QS"), Eveleth Taconite Company, a Minnesota corporation ("EVELETH," and together with RII and QS, the "GUARANTORS"), and Cleveland-Cliffs Inc, an Ohio corporation (the "LENDER").

1. Loan. Subject to the terms and conditions hereof, the Lender hereby agrees to make a loan (the "LOAN") to the Borrower by wire transfer of immediately available funds on the date hereof, in the principal amount of Ten Million and No/100 Dollars ($10,000,000). The proceeds of the Loan shall be used for the Borrower's working capital and other operating needs. The Loan shall be evidenced by a promissory note of the Borrower substantially in the form of Schedule A hereto (the "NOTE").

2. Intercreditor Agreement. The rights and obligations of the parties hereto are subject to the provisions of the Intercreditor Agreement, and in the event of any inconsistency between the provisions hereof and thereof, the provisions of the Intercreditor Agreement shall prevail.

3. Conditions to Borrowing. The obligation of the Lender to make the Loan hereunder is subject to the satisfaction of the following conditions, which satisfaction will be determined in the reasonable discretion of Lender:

(a)      No Event of Default shall have occurred and be continuing;

(b) The conditions precedent set forth in Section 5 shall have been satisfied; and

(c) All representations and warranties of the Borrower as set forth in this Agreement shall be true and correct in all material respects.

4. Loan Terms.

(a) The Borrower promises to repay the principal amount of the Loan in four equal installments of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000) each on June 30 of each year commencing June 30, 2004, with the balance thereof, together with all unpaid interest thereon, payable in full on June 30, 2007.

(b)      (i)      The principal amount of the Loan outstanding from time to
                  time shall bear interest for the period from and including the date that the Loan is made to but excluding the date that the Loan is paid in full at a rate equal to 10% per annum (the
                  "INTEREST RATE").

         (ii) Notwithstanding the foregoing, if all or a portion of the principal amount of the Loan or any interest payable thereon shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate of 12% per annum from the date of such non-payment until such amount is paid in full. In no event will the rate of interest hereunder exceed the maximum rate allowable by law.

         (iii) The Borrower shall pay interest on the unpaid principal amount of the Loan outstanding from time to time from the date thereof until paid, on December 15 of each year and at the maturity of the Loan (whether by acceleration or otherwise), commencing December 15, 2003, at a rate per annum equal to the Interest Rate. Such interest shall be calculated on the basis of a 365 day year and the actual number of days elapsed.

(c)      (i)      The Borrower may, at any time and from time to time,
                  prepay the Loan, in whole or in part, without premium or penalty, upon at least three Business Days' irrevocable written notice to the Lender.

         (ii) If any Pellet Agreement Prepayment Event shall occur, the Borrower shall prepay the aggregate outstanding principal amount of the Loan, together with all accrued and unpaid interest thereon, no later than 30 days after the occurrence of such Pellet Agreement Prepayment Event.

(d) The Borrower shall make all payments to the Lender no later than the close of business on the date due to such account of the Lender as the Lender may from time to time designate to the Borrower in writing. All payments shall be made in Dollars in immediately available funds. If any payment is due on a day that is not a Business Day, such payment shall be due and payable on the next succeeding Business Day.

(e) The Borrower agrees to indemnify the Lender and to hold the Lender harmless from any loss or expense which the Lender may sustain or incur as a consequence of (i) default by the Borrower in payment when due of the principal amount of or interest on any Loan or (ii) default by the Borrower in making any prepayment after the Borrower has given notice thereof in accordance with the provisions of this Agreement, including, without limitation, in each case, any such loss or expense arising from the reemployment of funds obtained by the Lender or from fees payable to terminate the deposits from which such funds were obtained. This covenant shall survive the termination of this Agreement and the payment of the Loan and all other amounts payable hereunder.

5. Conditions Precedent. The obligation of the Lender to make the Loan is subject to the Borrower satisfying each of the following conditions:

(a)      The Borrower shall have executed and delivered to the Lender the Note.

(b) Each of the Guarantors shall have executed and delivered to the Lender this Agreement.

(c) The Lender shall have received a copy of the fully executed Intercreditor Agreement.

(d) The Borrower and each Guarantor shall have delivered to the Lender an officer's certificate certifying the names of the officers of the Borrower or such Guarantor authorized to sign the Financing Agreements, together with the true signatures of such officers and certified copies of (a) the resolutions of the board of directors of the Borrower and each Guarantor evidencing approval of the execution and delivery of the Financing Agreements to which the Borrower or such Guarantor, as the case may be, is a party, and (b) the Articles (or Certificate) of Incorporation and all amendments thereto of the Borrower and each Guarantor.

(e) The Borrower and each Guarantor shall have delivered to the Lender U.C.C. financing statements satisfactory to the Lender.

(f) The Borrower shall have delivered to the Lender (i) the executed consent of Congress and the lenders party to the Congress Agreement to this Agreement, and (ii) the executed consent of Ford

         Motor Company to this Agreement, each of which shall be in form and substance satisfactory to the Lender.

(g) The Borrower shall have delivered to the Lender the July 2002 amendment to the Pellet Agreement, in form and substance satisfactory to the Lender.

(h) The Borrower shall have provided to the Lender such other items and shall have satisfied such other conditions as are reasonably required by the Lender.

6. Guarantees.

(a) Subject to Section 6(c) below, the Guarantors hereby jointly, severally, unconditionally and irrevocably guarantee to the Lender the due and punctual payment of all present and future indebtedness of the Borrower evidenced by or arising out of the Financing Agreements, including, but not limited to, the due and punctual payment of principal of and interest on the Loan and the due and punctual payment of all other sums now or hereafter owed by the Borrower under any Financing Agreement as and when the same become due and payable, whether at maturity, by declaration or otherwise, according to the terms thereof. In case of failure by the Borrower punctually to pay the indebtedness guaranteed hereby, the Guarantors, subject to Section 6(c) below, hereby jointly, severally and unconditionally agree to cause such payment to be made punctually as and when the same become due and payable, whether at maturity or by declaration or otherwise, and as if such payment were made by the Borrower.

(b) The obligations of each Guarantor hereunder are unconditional and absolute and, without limiting the generality of the foregoing, will not be released, discharged or otherwise affected by:

         (i) any extension, renewal, settlement, compromise, waiver or release in respect of any obligation of the Borrower or any other Guarantor under any Financing Agreement, by operation of law or otherwise;

         (ii) any modification or amendment of or supplement to any Financing Agreement;

         (iii) any modification, amendment, waiver, release, non-perfection or invalidity of any direct or indirect security, or of any guarantee or other liability of any third party, for any obligation of the Borrower or any other Guarantor under any Financing Agreement;

         (iv) any change in the corporate existence, structure or ownership of any other Guarantor, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting the Borrower or any other Guarantor or its assets or any resulting release or discharge of any obligation of the Borrower or any other Guarantor contained in any Financing Agreement;

         (v) the existence of any claim, set-off or other rights which any Guarantor may have at any time against the Borrower or any other Guarantor, the Lender or any other person, whether or not arising in connection with the Financing Agreements, provided that nothing herein prevents the assertion of any such claim by separate suit or compulsory counterclaim;

         (vi) any invalidity or unenforceability relating to or against the Borrower or any other Guarantor for any reason of any Financing Agreement, or any provision of applicable law or regulation purporting to prohibit the payment by the Borrower or any other Guarantor of the principal of or interest on any Note or any other amount payable by the Borrower or any other Guarantor under the Financing Agreements; or

         (vii) any other act or omission to act or delay of any kind by the Borrower or any other Guarantor, the Lender or any other person or any other circumstance whatsoever (other than payment) that might, but for the provisions of this paragraph, constitute a legal or equitable discharge of or defense to the obligations of any Guarantor hereunder.

(c) Each Guarantor is liable under this Agreement only for amounts aggregating up to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

(d) Each Guarantor's obligations hereunder remains in full force and effect until the principal of and interest on the Loan and all other amounts payable by the Borrower under the Financing Agreements are paid in full. If at any time any payment of the principal of or interest on the Loan or any other amount payable by the Borrower under any Financing Agreement is rescinded or must be otherwise restored or returned upon the insolvency, bankruptcy or reorganization of the Borrower or any other Guarantor or otherwise, each Guarantor's obligations hereunder with respect to such payment will be reinstated at such time as though such payment had become due but had not been made at such time.

(e) Each Guarantor irrevocably waives acceptance hereof, presentment, demand, protest and any notice not provided for herein, as well as any requirement that at any time any action be taken by any person against any other Guarantor or any other person.

(f) Each Guarantor irrevocably waives any and all rights to which it may be entitled, by operation of law or otherwise, upon making any payment hereunder (i) to be subrogated to the rights of the payee against the Borrower with respect to such payment or otherwise to be reimbursed, indemnified or exonerated by the Borrower in respect thereof or (ii) to receive any payment, in the nature of contribution or for any other reason, from any other Guarantor with respect to such payment.

(g) If acceleration of the time for payment of any amount payable by the Borrower under the Financing Agreements is stayed upon the insolvency, bankruptcy or reorganization of the Borrower, all such amounts otherwise subject to acceleration under the terms of the Financing Agreements are nonetheless payable by each Guarantor hereunder forthwith on demand by the Lender.

7. Grant of Security Interest.

(a) To secure payment and performance of all Obligations, the Borrower and each Guarantor hereby grant to the Lender a continuing security interest in, a lien upon, and a right of set off against, and hereby assign to the Lender, as security, the property and interests in property of the Borrower and such Guarantor, whether now owned or hereafter acquired or existing, and wherever located, in the Collateral described in Schedule B hereto.

         (b) Notwithstanding anything to the contrary contained in Section 7(a) above, the types or items of Collateral described in such Section shall not include any rights or interest in any contract, lease, permit, license, charter or license agreement covering real or personal property of the Borrower or any Guarantor, as such, if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the valid grant of a security interest or lien therein to the Lender is prohibited as a matter of law or under the terms of such contract, lease, permit, license, charter or license agreement and such prohibition has not been or is not waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been or is not otherwise obtained; provided that the foregoing exclusion shall in no way be construed (i) to apply if any such prohibition is unenforceable under the provisions of Article 9 of the U.C.C. or other applicable law or (ii) so as to limit, impair or otherwise affect the Lender's unconditional continuing security interests in and liens upon any rights or interests of the Borrower or any Guarantor in or to monies due or to become due under any such contract, lease, permit, license, charter or license agreement.

8. Incorporation by Reference. Certain provisions (the "INCORPORATED PROVISIONS") contained in this Agreement are incorporated by reference from or defined with reference to the Congress Agreement as in effect on the date hereof solely for the convenience of the parties hereto in documenting this Agreement and the transactions referred to herein. Each such Incorporated Provision is incorporated or referred to as though all references therein to the "Agreement" and any "Note(s)," and all references to the "Agent," the "Lenders" and the "Required Lenders" were references to this Agreement, the Note and to the Lender, respectively, and other changes shall be made (as required by the context) so that such Incorporated Provisions are made solely for the benefit of the Lender with respect to this Agreement. No Incorporated Provision shall be amended, waived or otherwise modified after the date hereof for purposes of this Agreement by any amendment, waiver or other modification by the parties to the Congress Agreement without the agreement of the Lender, and such Incorporated Provisions shall remain in effect hereunder as they existed prior to such amendment, waiver or modification not agreed to by the Lender. If this Agreement remains in effect after the commitments under the Congress Agreement have been terminated and the loans thereunder have been paid in full, the Incorporated Provisions shall continue to be incorporated herein by reference (and, without limitation, the covenants incorporated herein shall continue to be in full force and effect) as set forth above as such provisions were in effect on the date of such termination and repayment, without regard to any amendment, waiver or other modification not agreed to by the Lender hereunder. The Ford Agreement shall not be amended without the consent of the Lender, which consent will not be unreasonably withheld.

9. Representations and Warranties. The Borrower represents and warrants that each of the representations and warranties set forth in Section 8 of the Congress Agreement is true and correct in all material respects on and as of the date hereof (except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representatives and warranties are true and correct, in all material respects, on and as of such earlier date and, in addition, except as set forth in the Disclosure Schedule attached as Schedule C hereto), and all such representations and warranties are hereby incorporated by reference into this Agreement.

10. Covenants. Unless compliance is waived in writing by the Lender, the Borrower and each Guarantor will comply with each covenant contained in Section 9 of the Congress Agreement, and all such covenants are hereby incorporated by reference into this Agreement.

11. Events of Default; Remedies.

(a) If any of the following events (each an "EVENT OF DEFAULT") shall occur and be continuing: (i) if the principal of or any interest on any Note is not paid in full punctually when due and payable, (ii) if the Borrower or any Guarantor fails or omits to perform and observe any agreement or other provision contained or referred to in this Agreement or any Financing Agreement that is on the Borrower's or such Guarantor's part, as the case may be, to be complied with, and that default is not fully corrected within thirty (30) days after the giving of written notice thereof to the Borrower by the Lender that the specified default is to be remedied, (iii) if any representation, warranty or statement made in or pursuant to this Agreement or any Financing Agreement or any other material information furnished by the Borrower or any Guarantor to the Lender or any other holder of any Note, proves false or erroneous in any material respect, or (iv) if any "Event of Default" (as such term in defined in the Congress Agreement) shall have occurred and be continuing then, in the case of any of the Events of Default specified above, the Lender may, by written notice to the Borrower, declare the Loan and other indebtedness hereunder to become immediately due and payable, together with accrued interest and any other charges, without presentment, demand, protest, or other notice, all of which are hereby expressly waived, except that if an Event of Default described in Section 10.1(f), 10.1(g) or 10.1(h) of the Congress Agreement shall occur, such indebtedness shall automatically become due and payable, without presentment, demand, protest or other notice, all of which are hereby expressly waived.

(b) At any time an Event of Default has occurred and is continuing, the Lender shall have all rights and remedies provided in this Agreement, the other Financing Agreements, the U.C.C. and other applicable law, all of which rights and remedies may be exercised without notice to or consent by the Borrower or any Guarantor, except as such notice or consent is expressly provided for hereunder or required by applicable law. All rights, remedies and powers granted to the Lender hereunder, under any of the other Financing Agreements, the U.C.C. or under other applicable law are cumulative, not exclusive, and enforceable, in the Lender's discretion, alternatively, successively or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by the Borrower of this Agreement or any of the other Financing Agreements. The Lender may proceed directly against the Borrower or any Guarantor without prior recourse to the Collateral.

(c) Without limiting the foregoing, at any time an Event of Default has occurred and is continuing, the Lender may, in its discretion, (i) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (ii) require the Borrower or any Guarantor, at the Borrower's expense, to assemble and make available to the Lender any part or all of the Collateral at any place and time designated by the Lender, (iii) collect, foreclose, receive, appropriate, set off and realize upon any and all of the Collateral, (iv) remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose and/or (v) sell, lease, transfer, assign, deliver or otherwise dispose of any and all of the Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker's board, at any office of the Lender or elsewhere) at such prices or terms as the Lender may deem reasonable, for cash, upon credit or for future delivery, with the Lender having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of the Borrower or any Guarantor, which right or equity of redemption is hereby expressly waived and released by the Borrower and each Guarantor. If any of the Collateral is sold or leased by the Lender upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by the Lender. If notice of disposition of Collateral is required by law, ten (10) days' prior notice by the Lender to the Borrower designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and the Borrower and each Guarantor waive any other notice. In the event the Lender institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgement remedy, the Borrower and each Guarantor waives the posting of any bond which might otherwise be required.

(d) For the purpose of enabling the Lender to exercise the rights and remedies hereunder, the Borrower and each Guarantor hereby grants to the Lender, to the extent assignable, an irrevocable, non-exclusive license (exercisable at any time any Event of Default shall have occurred and for so long as the same is continuing) without payment of royalty or other compensation to the Borrower or any Guarantor, to use, assign, license or sublicense any of the trademarks, service-marks, trade names, business names, trade styles, designs, logos and other source of business identifiers and other intellectual property and general intangibles now owned or hereafter acquired by the Borrower or any Guarantor, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof; provided that such license shall terminate on the date that the Lender has received final and indefeasible payment and satisfaction in full of all of the Obligations.

(e) The Lender may apply the cash proceeds of Collateral actually received by the Lender from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part in such order as the Lender may elect, whether or not then due. The Borrower and the Guarantors shall remain liable to the Lender for the payment of any deficiency with interest at the highest rate provided for herein and all costs and expense of collection and enforcement, including outside counsel's reasonable fees and expenses.

12. U.C.C. Financing Statements. The Borrower and each Guarantor hereby authorize the Lender to file U.C.C. financing statements with respect to the Collateral. The Borrower and each Guarantor further specifically authorize the Lender to file U.C.C. financing statements (and any amendments or continuation statements with respect thereto) describing the Collateral.

13. Successors and Assigns; Amendments.

(a) This Agreement is binding upon and inures to the benefit of the parties hereto and their respective successors and assigns, except that neither the Borrower nor any Guarantor may transfer or assign any of its rights or interests hereunder without the prior written consent of the Lender.

(b) Neither this Agreement nor the Note may be amended or modified, except pursuant to a writing signed by each of the parties hereto.

14. Counterparts; Effectiveness. This Agreement may be executed in any number of counterparts, and such counterparts taken together constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall become effective as of the date hereof with respect to Lender and the Borrower when each such party receives a counterpart hereof signed by each other such party. This Agreement shall become effective as of the date hereof with respect to any Guarantor who executes a counterpart hereof when the Lender, the Borrower and such Guarantor executes a counterpart hereof.

15. Miscellaneous.

(a) Any waiver of any kind or character on the part of the Lender in respect of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. No delay on the part of the Lender in exercising any of its powers or rights, and no partial or single exercise, shall constitute a waiver thereof.

(b) Any notice to be given under this Agreement shall be in writing and shall be deemed to have been duly given when received by the recipient.

16. GOVERNING LAW; JURISDICTION. THIS AGREEMENT IS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. THE BORROWER AND EACH GUARANTOR HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT. THE BORROWER AND EACH GUARANTOR IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. THE PARTIES HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

17. Definitions. As used in this Agreement the following terms have the following meanings:

(a) "BUSINESS DAY" means a day other than a Saturday, Sunday or other day on which commercial banks in New York City or Detroit, Michigan are authorized or required by law to close.

(b) "CONGRESS" means Congress Financial Corporation, as agent under the Congress Agreement.

(c) "CONGRESS AGREEMENT" means the Loan and Security Agreement, dated as of March 13, 2001, by and among the Borrower, the Guarantors, Congress, and the financial institutions named therein, as amended to the date hereof and as the same may be further amended from time to time in accordance with this Agreement.

(d)      "COLLATERAL" has the meaning set forth on Schedule C hereto.

(e) "DOLLARS" and "$" means dollars in lawful currency of the United States of America.

(f) "EVENT OF DEFAULT" means an event or condition that constitutes an event of default as described in Section 11 hereof.

(g) "FINANCING AGREEMENT" or "FINANCING AGREEMENTS" means this Agreement, the Note and any other agreement, document or instrument now or at any time hereafter executed and/or delivered by or on behalf of the Borrower or any Guarantor in connection with this Agreement.

(h) "FORD AGREEMENT" means the Subordinated Loan and Security Agreement by and among the Borrower, the Guarantors, and Ford Motor Company, dated November 21, 2001, as the same may from time to time be amended, restated or otherwise modified.

(i) "GUARANTORS" has the meaning set forth in the introductory paragraph hereof.

(j) "INCORPORATED PROVISIONS" has the meaning set forth in Section 8 hereof.

(k) "INTERCREDITOR AGREEMENT" means the Amended and Restated Intercreditor and Subordination Agreement dated as of July 12, 2002 by and among Congress, Ford Motor Company and the Lender, as the same may from time to time be amended, restated or otherwise modified.

(l)      "INTEREST RATE" has the meaning set forth in Section 4 hereof.

(m) "LENDER" has the meaning set forth in the introductory paragraph hereof.

(n)      "LOAN" has the meaning set forth in Section 1 hereof.

(o)      "NOTE" has the meaning set forth in Section 1 hereof.

(p) "OBLIGATIONS" means the Loan and all other obligations, liabilities and indebtedness of every kind, nature and description owing by the Borrower or any Guarantor to the Lender and/or any of its affiliates, including principal, interest, charges, fees, costs and expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under this Agreement or any of the other Financing Agreements, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal terms of this Agreement or after the commencement of any case with respect to the Borrower or any Guarantor under the United States Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due nor not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by the Lender.

(q) "PELLET AGREEMENT" means the Pellet Sale and Purchase and Trade Agreement dated as of January 1, 1991, by and between the Borrower and The Cleveland-Cliffs Iron Company, as amended by Letter Agreements, dated as of July 1, 1996, April 7, 1997, June 3, 1997, March 31, 1998,
         August 17, 2001 and July 12, 2002 and as the same may from time to time be further amended, restated or otherwise modified or replaced.

(r) "PELLET AGREEMENT PREPAYMENT EVENT" means the occurrence of any of the following events: (i) the failure of the Borrower or any Guarantor to purchase or agree to receive trade pellets in accordance with the terms and conditions that are specified under the Pellet Agreement, so long as such failure is not as a result of The Cleveland-Cliffs Iron Company's failure to meet the qualitative, quantitative and delivery specifications relating to the pellets that are to be provided pursuant to the Pellet Agreement; or (ii) the failure of the Borrower or any Guarantor to pay any amounts when due and payable under the Pellet Agreement, so long as such payment is not received by The Cleveland-Cliffs Iron Company within fifteen (15) days of such payment becoming due and payable.

(s) "U.C.C." means the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, "U.C.C." means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

                      [signature pages begin on next page]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the day and year first above written.

                         BORROWER

                         ROUGE STEEL COMPANY



                         By:  /s/ Gary P. Latendresse
                              ------------------------------------------------
                              Name:  Gary P. Latendresse
                              Title: Vice Chairman and Chief Financial Officer

                              Address for notices:
                              3001 Miller Street
                              Dearborn, Michigan 48121
                              Facsimile:  (313) 845-0199


                         GUARANTORS

                         ROUGE INDUSTRIES, INC.



                         By:  /s/ Gary P. Latendresse
                              ------------------------------------------------
                              Name:  Gary P. Latendresse
                              Title: Vice Chairman and Chief Financial Officer

                              Address for notices:
                              3001 Miller Street
                              Dearborn, Michigan 48121
                              Facsimile:  (313) 845-0199


                         QS STEEL INC.


                         By:  /s/ Gary P. Latendresse
                              ------------------------------------------------
                              Name:  Gary P. Latendresse
                              Title: President

                              Address for notices:
                              3001 Miller Street
                              Dearborn, Michigan 48121
                              Facsimile:  (313) 845-0199

                         EVELETH TACONITE COMPANY


                         By:  /s/ Gary P. Latendresse
                              ------------------------------------------------
                              Name:  Gary P. Latendresse
                              Title: President

                              Address for notices:
                              3001 Miller Street
                              Dearborn, Michigan 48121
                              Facsimile:  (313) 845-0199


                         LENDER

                         CLEVELAND-CLIFFS INC



                         By:    /s/ W. R. Calfee
                              ------------------------------------------------
                              Name:  W. R. Calfee
                              Title: Executive Vice President -- Commercial

                              Address for notices:
                              1100 Superior Avenue, 15th Floor
                              Cleveland, Ohio 44114
                              Facsimile:  (216) 694-5534

                                                                      SCHEDULE A

THE INDEBTEDNESS EVIDENCED BY THIS NOTE IS SUBORDINATE IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THE AMENDED AND RESTATED INTERCREDITOR AGREEMENT DATED AS OF JULY 12, 2002 AMONG THE LENDER, FORD MOTOR COMPANY AND CONGRESS FINANCIAL CORPORATION TO INDEBTEDNESS INCURRED BY THE MAKER PURSUANT TO THE LOAN AND SECURITY AGREEMENT BY AND AMONG ROUGE STEEL COMPANY (AS BORROWER) AND ROUGE INDUSTRIES, INC., QS STEEL, INC., AND EVELETH TACONITE COMPANY (AS GUARANTORS) AND CONGRESS FINANCIAL CORPORATION (AS AGENT) AND THE FINANCIAL INSTITUTIONS NAMED THEREIN, DATED AS OF MARCH 13, 2001, AS AMENDED.



                                      NOTE

$10,000,000
July 12, 2002

         FOR VALUE RECEIVED, ROUGE STEEL COMPANY, a Delaware corporation (the "BORROWER"), hereby promises to pay to the order of CLEVELAND-CLIFFS INC (the "LENDER") in the times and place indicated in the Agreement referred to below, or at such other place as the holder hereof may hereafter designate in writing, in lawful money of the United States of America, the principal sum of TEN MILLION DOLLARS or, if less than such principal sum, the aggregate unpaid principal amount of the Loan made by the Lender to the Borrower pursuant to the Agreement and outstanding hereunder from time to time, at the rate per annum provided for in Section 4 of the Agreement. This Note is the note referred to in the Subordinated Loan and Security Agreement, dated as of the date hereof, among the Borrower, the Guarantors named therein and the Lender (as amended, modified and supplemented from time to time, the "AGREEMENT").

         If an Event of Default (as defined in the Agreement) shall have occurred and be continuing, the principal of and accrued interest on this Note may be declared to be due and payable in the manner and with the effect provided in the Agreement. The Borrower hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

                      [signature page begins on next page]

                                          ROUGE STEEL COMPANY




                                          By:
                                             ---------------------------
                                          Name:  Gary P. Latendresse
                                          Title:  Vice Chairman and
                                          Chief Financial Officer

                                                                      SCHEDULE B

                            DESCRIPTION OF COLLATERAL

         The following types (or items) of property of the Borrower or any Guarantor are collectively referred to herein as the "COLLATERAL":

         (a) (i) all present and future rights of the Borrower or any Guarantor to payment for goods sold or leased or for services rendered, whether or not evidenced by instruments or chattel paper, and whether or not earned by performance (collectively, the "ACCOUNTS"); (ii) all amounts at any time payable to the Borrower or any Guarantor in respect of the sale or other disposition by the Borrower or such Guarantor of any Account or other obligation for the payment of money; (iii) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (iv) all letters of credit, indemnities, guarantees, security or other deposits and proceeds thereof issued payable to the Borrower or any Guarantor or otherwise in favor of or delivered to the Borrower or any Guarantor in connection with any Account; and (v) all other contract rights, chattel paper, instruments, notes, general intangibles and other forms of obligations owing to the Borrower or any Guarantor, whether from the sale and lease of goods or other property, licensing of any property (including intellectual property or other general intangibles), rendition of services or from loans or advances by the Borrower or any Guarantor or to or for the benefit of any third person (including loans or advances to any affiliates or subsidiaries) or otherwise associated with any Accounts, Inventory or general intangibles of the Borrower or any Guarantor (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to the Borrower or any Guarantor in connection with the termination of any employee benefit plan and any other amounts payable to the Borrower or any Guarantor from any employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which the Borrower or any Guarantor is beneficiary) (all of the property and assets described in this paragraph (a) being referred to herein collectively as "RECEIVABLES");

         (b) all of the Borrower's and each Guarantor's present and future: general intangibles (including, but not limited to, tax and duty refunds; goodwill; licenses, whether as licensor or licensee; choses in action and other claims and existing and future leasehold interests in real estate and fixtures; patents, patent rights, patent applications, copyrights, works which are the subject matter of copyrights, copyright registrations, trademarks, trade names, trade styles, trademark and service mark applications, and licenses and rights to use any of the foregoing; all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing; all rights to sue for past, present and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; customer and other lists in whatever form maintained; trade secret rights, copyright rights, rights in works of authorship, and contract rights relating to computer software programs, in whatever form created or maintained; and interests in general partnerships (including Double Eagle Steel Coating Company in the case of the Borrower) or limited liability companies (including TWB Company L.L.C., Spartan Steel Casting, L.L.C. and Delaco Processing L.L.C., in the case of QS, and Eveleth Mines L.L.C., in the case of Eveleth)); chattel paper; documents; instruments; securities and other investment property (including securities, whether certificated or uncertificated, securities account, security entitlements, commodity contracts or commodity accounts); letters of credit; bankers' acceptances and guarantees;

         (c) all present and future: monies, securities, credit balances, deposits, deposit accounts and other property of the Borrower or any Guarantor now or hereafter held or received by or in transit to the Lender or its affiliates or at any other depositary or other institution from or for the account of the

Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including, without limitation, rights and remedies under or relating to guarantees, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including, without limitation, returned, repossessed and reclaimed goods, and deposits by and property of account debtors or other persons securing the obligations of account debtors;

         (d) all of the Borrower's and each Guarantor's present and future: raw materials, work in process, semi-finished goods, finished goods and all other inventory of whatsoever kind or nature, wherever located (collectively, "INVENTORY");

         (e) all of the Borrower's present and future: real property, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located;

         (f) all of the Borrower's and each Guarantor's present and future: books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of the Borrower with respect to the foregoing maintained with or by any other person); and

         (g) all products and proceeds of the foregoing, in any form, including, without limitation, insurance proceeds and any claims against third parties for loss or damage to or destruction of any or all of the foregoing.

                                                                      SCHEDULE C


         Section 8.17. Payable Practices. Borrower and each Guarantor has not made any material change in the historical accounts payable practices from those in effect immediately prior to the date hereof.

         During September 2001, the Borrower began to experience a tightening of liquidity and, as a result, the Borrower began stretching payments to its vendors by holding checks. During the subsequent two months, the Borrower negotiated payment terms with many of its suppliers 15 days in excess of the historical 45-day terms. The loan from Ford Motor Company under the Ford Agreement allowed the Borrower to maintain adequate liquidity with the new payment terms.

         In March 2002, two events occurred that impacted the Borrower's payable practices. The first was the filing of Chapter 11 bankruptcy protection by National Steel. As a result of its proximity to the Great Lakes Division of National Steel, the Borrower shares many suppliers with National Steel. National Steel's bankruptcy filing caused many of the Borrower's suppliers to reduce their exposure to steel companies in general and the Borrower in particular. As a consequence, certain suppliers have placed credit limits on the Borrower, which limits effectively reduce payment terms. The second event that impacted the Borrower's payable practices was the going concern opinion filed with Rouge Industries, Inc.'s Annual Report on Form 10-K. Although most suppliers were not surprised by the opinion, it caused many to re-evaluate their exposure to the Borrower. Again, the result of this evaluation was an effective reduction in payment terms.